GROUP FLEXIBLE PURCHASE PAYMENT
                      DEFERRED VARIABLE ANNUITY CONTRACT
                                  ISSUED BY
                              Variable Account A
                                      OF
                        KEYPORT LIFE INSURANCE COMPANY

------------------------------------------------------------------------------
This Prospectus offers Group Variable Annuity Contracts (the "Contracts") and the related Certificates (the "Certificates") that are designed to fund benefits under certain group arrangements including those that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code").
As required by certain states, the Contracts may be offered as individual contracts. Unless otherwise noted or the context so requires all references to the Certificates include the Contracts and the individual Certificates.
The Certificates are offered on a flexible payment basis.


The variable annuity Contract (form number DVA(1)) and the Certificates described in this prospectus provide for accumulation of Certificate Values on a variable basis, and payments of periodic annuity payments on either a variable or fixed basis. The Certificates are designed for use by individuals for retirement planning purposes.


This prospectus generally describes the variable features of the Certificate. Purchase Payments will be allocated to a segregated investment account of Keyport Life Insurance Company ("Keyport"), designated Variable Account A ("Variable Account").

The Variable Account invests in shares of the following Eligible Funds of Manning & Napier Insurance Fund, Inc. ("Manning & Napier Insurance Fund") at their net asset value: Manning & Napier Moderate Growth Portfolio ("MNMGP"), Manning & Napier Growth Portfolio ("MNGP"), Manning & Napier Maximum Horizon Portfolio ("MNMHP"), Manning & Napier Small Cap Portfolio ("MNSCP"), Manning & Napier Equity Portfolio ("MNEP"), and Manning & Napier Bond Portfolio ("MNBP"). The Variable Account also invests in shares of the following Eligible Fund of SteinRoe Variable Investment Trust ("SteinRoe Trust") at its net asset value: Cash Income Fund ("CIF").


The Variable Account may offer other forms of the contracts and certificates that have features, fees and charges which vary from the Certificates, and that provide for investment in other Sub-accounts which invest in different or additional mutual funds. Other contracts and certificates will be described in separate prospectuses and statements of additional information.

A Statement of Additional Information dated the same as this prospectus has been filed with the Securities and Exchange Commission and is herein incorporated by reference. It is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. It may also be obtained by writing Manning & Napier Insurance Fund, Inc. at P.O. Box 40610, Rochester, New York 14604, or calling (800) 466-3863. A table of contents for the Statement of Additional Information is on Page 17.


The Contract and Certificates: are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed by, the depository institution; and are subject to investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED BY KEYPORT TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH UNAUTHORIZED INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON.


               The date of this prospectus is November 11, 1996

                              TABLE OF CONTENTS

                                                      Page
                                                      ----

Glossary of Special Terms                               3
Summary of Expenses                                     4
Synopsis                                                5
Performance Information                                 5
Keyport and the Variable Account                        6
Purchase Payments and Applications                      6
Investments of the Variable Account                     7
 Allocations of Purchase Payments                       7
 Eligible Funds                                         7
 Transfer of Variable Account Value                     8
 Substitution of Eligible Funds and Other Variable
   Account Changes                                      9
Deductions                                              9
 Deductions for Certificate Maintenance Charge          9
 Deductions for Mortality and Expense Risk Charge      10
 Deductions for Transfers of Variable Account Value    10
 Deductions for Premium Taxes                          10
 Deductions for Income Taxes                           10
 Total Variable Account Expenses                       10
Other Services                                         10
The Certificates                                       10
 Variable Account Value                                10
 Valuation Periods                                     11
 Net Investment Factor                                 11
 Modification of the Certificate                       11
 Right to Revoke                                       11
Death Provisions for Non-Qualified Certificates        11
Death Provisions for Qualified Certificates            12
Certificate Ownership                                  12
Assignment                                             13
Partial Withdrawals and Surrender                      13
Annuity Provisions                                     13
 Annuity Benefits                                      13
 Income Date and Annuity Option                        13
 Change in Income Date and Annuity Option              13
 Annuity Options                                       13
 Variable Annuity Payment Values                       14
 Proof of Age, Sex, and Survival of Annuitant          14
Suspension of Payments                                 14
Tax Status                                             15
 Introduction                                          15
 Taxation of Annuities in General                      15
 Qualified Plans                                       16
 Individual Retirement Annuities                       16
Variable Account Voting Privileges                     16
Sales of the Certificates                              17
Legal Proceedings                                      17
Inquiries by Certificate Owners                        17
Table of Contents--Statement of Additional
  Information                                          17
Appendix A--Telephone Instructions                     18

                          GLOSSARY OF SPECIAL TERMS

Accumulation Unit: An accounting unit of measure used to calculate Variable Account Value.

Annuitant: The Annuitant is the natural person to whom any annuity payments will be made starting on the Income Date. The Annuitant may not be over age 80 on the Issue Date (age 75 for Qualified Certificates).

Certificate Anniversary: The same month and day as the Certificate Date in each subsequent year of the Certificate.

Certificate Date: The effective date of the Certificate; it is shown on Page 3 of the Certificate Schedule.

Certificate Owner: The person (or persons in the case of joint ownership) who possesses all the ownership rights under the Certificate. The primary Certificate Owner may not be over age 80 on the Issue Date (age 75 for Qualified Contracts and age 85 for a joint Owner).

Certificate Value: The Variable Account Value.

Certificate Withdrawal Value: The Certificate Value less any premium taxes and Certificate Maintenance Charge.

Certificate Year: Any period of 12 months commencing with the Certificate Date and each Certificate Anniversary thereafter shall be a Certificate Year.

Designated Beneficiary: The person who may be entitled to receive benefits following the death of the Annuitant, Certificate Owner, or joint Certificate Owner. The Designated Beneficiary will be the first person among the following who is alive on the date of death: primary Certificate Owner; joint Certificate Owner; primary beneficiary; contingent beneficiary; and if none of the above is alive, the primary Certificate Owner's estate. If the primary Certificate Owner and joint Certificate Owner are both alive, they will be the Designated Beneficiary together.

Eligible Funds: The mutual funds that are eligible investments for the Variable Account under the Certificates.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Office: Keyport's executive office, which is 125 High Street, Boston, Massachusetts 02110.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan established pursuant to the provisions of
Section 408(b) of the Internal Revenue Code.

Variable Account: A separate investment account of Keyport into which Purchase Payments under the Certificates may be allocated. The Variable Account is divided into Sub-Accounts ("Sub-Account") that correspond to the Eligible Funds in which they invest.

Variable Account Value: The value of all Variable Account amounts accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to Keyport, signed by the Certificate Owner and a disinterested witness, and filed at Keyport's Office.

                             SUMMARY OF EXPENSES

The expense summary format below, including the examples, was adopted by the Securities and Exchange Commission to assist the owner of a variable annuity certificate in understanding the transaction and operating expenses the owner will directly or indirectly bear under a certificate. The values reflect expenses of the Variable Account as well as the Eligible Funds under the Certificates. The expenses shown for the Eligible Funds and the examples should not be considered a representation of future expenses.

                    Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:              0%
Maximum Contingent Deferred Sales Charge
  (as a percentage of Purchase Payments):     0%
Maximum Total Certificate Owner Transaction
  Expenses(1)
  (as a percentage of Purchase Payments):     0%
Certificate Maintenance Charge              $35


                        Variable Account Annual Expenses
                     (as a percentage of average net assets)

          Mortality and Expense Risk Charge:          .35%
          Total Variable Account Annual Expenses:     .35%


      Manning & Napier Insurance Fund and SteinRoe Trust Annual Expenses(2)
                    (as a percentage of average net assets)

                                         Total
                                    Fund Operating
              Management  Other     Expenses (After
                 Fees   Expenses  Any Reimbursement)(3)
              ---------- ------   -------------------
MNMGP            1.00%     .20%          1.20%
MNGP             1.00%     .20%          1.20%
MNMHP            1.00%     .20%          1.20%
MNSCP            1.00%     .20%          1.20%
MNEP             1.00%     .20%          1.20%
MNBP              .50%     .35%           .85%
CIF               .50%     .13%           .63%


THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY MANNING & NAPIER INSURANCE FUND AND STEINROE TRUST. KEYPORT HAS NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example--Assuming surrender or annuitization of the Certificate at the end of the periods shown4 or that the Certificate stays in force through the periods shown.

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

 Sub-Account  1 Year 3 Years 5 Years 10 Years
------------  ------ ------- ------- --------

MNMGP          $13    $42     $77      $190
MNGP            13     42      77       190
MNMHP           13     42      77       190
MNSCP           13     42      77       190
MNEP            13     42      77       190
MNBP             9     31      56       141
CIF              7     24      44       109


(1)Keyport reserves the right to impose a transfer fee after prior notice to Certificate Owners, but currently does not impose any charge. Premium taxes are not shown. Keyport deducts the amount of premium taxes, if any, when paid unless Keyport elects to defer such deduction.

(2)The Manning & Napier Insurance Fund expenses are estimated and reflect the Manning & Napier Insurance Fund manager's agreement to reimburse expenses above certain limits (see footnote 3). The SteinRoe Trust expenses are for 1995 and reflect the SteinRoe Trust manager's agreement to reimburse expenses above certain limits (see footnote 3).


(3)The managers of Manning & Napier Insurance Fund and SteinRoe Trust have agreed to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Eligible Fund, so long as such reimbursement would not result in the Eligible Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: MNMGP 1.2%, MNGP 1.2%, MNMHP 1.2%, MNSCP 1.2%, MNEP 1.2%, MNBP .85%, CIF .65%. The Manning & Napier Insurance Fund manager's fee waiver and assumption of expenses agreement is voluntary and may be terminated at any time. The SteinRoe Trust manager's fee waiver and assumption of expenses agreement is effective until April 30, 1997. The total percentages shown in the table for MNMHP, MNSCP, MNEP, MNGP, MNMGP, and MNBP are after estimated expense reimbursement. In the absence of any expense reimbursement, the managers of the Manning & Napier Insurance Fund estimate Fund expenses to be 2.5% for MNMGP, MNGP, MNMHP, MNSCP, and MNEP, and 2.15% for MNBP.


(4)The annuity is designed for retirement planning purposes. Surrenders prior to the Income Date are not consistent with the long-term purposes of the Certificate and the applicable tax laws.

 The example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Management" in the prospectus for Manning & Napier Insurance Fund, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.


                                   SYNOPSIS

The following Synopsis should be read in conjunction with the detailed information in this prospectus and the Statement of Additional Information. Please refer to the Glossary of Special Terms for the meaning of certain defined terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Certificates, as appropriate.

The Certificate allows Certificate Owners to allocate Purchase Payments to the Variable Account. The Variable Account is a separate investment account maintained by Keyport. Certificate Owners may allocate payments to, and receive annuity payments from, the Variable Account. If the Certificate Owner allocates payments to the Variable Account, the accumulation values and annuity payments will fluctuate according to the investment experience of the Sub-Accounts chosen.


The Certificate permits Purchase Payments to be made on a flexible Purchase Payment basis. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or such lesser amount as Keyport may permit from time to time. (See "Purchase Payments and Applications" on Page 6.)


There are no deductions made from Purchase Payments for sales charges at the time of purchase or upon surrender.


Keyport deducts a Mortality and Expense Risk Charge, which is equal on an annual basis to .35% of the average daily net asset values in the Variable Account attributable to the Contracts. (See "Deductions for Mortality and Expense Risk Charge" on Page 10.)

Keyport deducts an annual Contract Maintenance Charge (currently $35.00) from the Variable Account Value for administrative expenses. Prior to the Income Date, Keyport reserves the right to change this charge for future years. (See "Deductions for Certificate Maintenance Charge" on Page 9.)

Keyport reserves the right to deduct a charge of $25 for each transfer in excess of 12 per Certificate Year. (See "Transfer of Variable Account Value" on Page 10.)

Premium taxes will be charged against the Certificate Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes" on Page 10.)

There are no federal income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a lump sum payment, annuity payments, or the making of a gift or assignment of the Certificate. A federal penalty tax (currently 10%) may also apply. (See "Tax Status" on Page 15.)

The Certificate allows the Certificate Owner to revoke the Certificate generally within 10 days of delivery (see "Right to Revoke" on Page 11). For most states, Keyport will refund the Certificate Value as of the date the returned Certificate is received by Keyport, plus any sales charges previously deducted. The Certificate Owner thus will bear the investment risk during the revocation period. In other states, Keyport will return Purchase Payments. In such other states Purchase Payments will be allocated to the CIF Sub-Account during the "freelook" period.


The full financial statements for Keyport are in the Statement of Additional Information.


                           PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-Accounts.

This performance information is not intended to indicate either past performance under an actual Certificate or future performance.

The Sub-Accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and a Certificate. Average total return does not take into account any premium taxes and would be lower if these taxes were included.

In order to calculate average annual total return, Keyport divides the change in value of a Sub-Account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-Account made by the Certificate Owner at the beginning of the period illustrated. The resulting total rate for the period is then annualized to obtain the average annual percentage change during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

The Sub-Accounts may present additional total return information computed on a different basis.

The Sub-Accounts may present total return information calculated by dividing the change in a Sub-Account's Accumulation Unit value over a specified time period by the Accumulation

Unit value of that Sub-Account at the beginning of the period. This computation results in a 12-month change rate or, for longer periods, a total rate for the period which Keyport annualizes in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The change percentages do not take into account the Certificate Maintenance Charge and premium tax charges. The percentages would be lower if these charges were included.

The CIF Sub-Account is a money market Sub-Account that also may advertise yield and effective yield information. The yield of the Sub-Account refers to the income generated by an investment in the Sub-Account over a specifically identified 7-day period. This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-Account and a Certificate but does not take into account premium tax charges. The yield would be lower if these charges were included.

The effective yield of the CIF Sub-Account is calculated in a similar manner but, when annualizing such yield, income earned by the Sub-Account is assumed to be reinvested. This compounding effect causes effective yield to be higher than yield.

                       KEYPORT AND THE VARIABLE ACCOUNT

Keyport Life Insurance Company was incorporated in Rhode Island in 1957 as a stock life insurance company. Its executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110 and its home office is at 235 Promenade Street, Providence, Rhode Island 02903.


Keyport writes individual life insurance and individual and group annuity contracts on a non-participating basis. Keyport is licensed to do business in all states except New York and is also licensed in the District of Columbia and the Virgin Islands. Keyport has been rated A+ (Superior) by A.M. Best and Company, independent analysts of the insurance industry. Keyport has been rated A+ each year since 1976, the first year Keyport was subject to Best's alphabetic rating system. Standard & Poor's ("S & P") has rated Keyport AA-for excellent financial security, Moody's has rated Keyport A1 for good financial strength and Duff & Phelps has rated Keyport AA- for very high claims paying ability. The Best's A+ rating is in the highest rating category, which also includes A++. S & P and Duff & Phelps have one rating category above AA and Moody's has two rating categories above A. The Moody's "1" modifier signifies that Keyport is in the higher end of the A category while the S&P and Duff & Phelps "-" modifier signifies that Keyport is at the lower end of the AA category. These ratings merely reflect the opinion of the rating company as to the relative financial strength of Keyport and Keyport's ability to meet its contractual obligations to its policyholders. Even though assets in the Variable Account are held separately from Keyport's other assets, ratings of Keyport may still be relevant to Certificate Owners since not all of Keyport's contractual obligations relate to payments based on those segregated assets (e.g., see "Death Provisions" for Keyport's obligation after certain deaths to increase the Certificate Value if it is less than the guaranteed minimum death value amount).


Keyport is one of the Liberty Financial Companies. Keyport is ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

The Variable Account was established by Keyport pursuant to the provisions of Rhode Island Law on January 30, 1996. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or Keyport by the Securities and Exchange Commission.

Obligations under the Certificates are the obligations of Keyport. Although the assets of the Variable Account are the property of Keyport, these assets are held separately from the other assets of Keyport and are not chargeable with liabilities arising out of any other business Keyport may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business Keyport may conduct. Thus, Keyport does not guarantee the investment performance of the Variable Account. The Variable Account Value and the amount of variable annuity payments will vary with the investment performance of the investments in the Variable Account.

                      PURCHASE PAYMENTS AND APPLICATIONS

The initial Purchase Payment is due on the Certificate Date. The minimum initial Purchase Payment is $5,000. Additional Purchase Payments can be made at the Certificate Owner's option. Each subsequent Purchase Payment must be at least $1,000 or such lesser amount as Keyport may permit from time to time. Keyport may reject any Purchase Payment.

When the application for a Certificate is in good order and it calls for amounts to be allocated to the Variable Account, Keyport will apply the initial Purchase Payment to the Variable Account and credit the Certificate with Accumulation Units within two business days of receipt. If the application for a Certificate is not in good order, Keyport will attempt to get it in good order within five business days. If it is not complete at the end of this period, Keyport will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to Keyport's keeping the Purchase Payment until the application is complete. Once the application is complete, the

Purchase Payment will be applied within two business days of its completion. Keyport has reserved the right to reject any application.

Keyport confirms, in writing, to the Certificate Owner the allocation of all Purchase Payments and the re-allocation of values after any requested transfer. Keyport must be notified immediately by the Certificate Owner of any processing error.



Keyport will permit others to act on behalf of an applicant in certain instances, including the following two examples. First, Keyport will accept an application for a Certificate that contains a signature signed under a power of attorney if a copy of that power of attorney is submitted with the application. Second, if a Certificate is not replacing an existing life insurance or annuity policy (other than a Keyport policy), Keyport will issue a Certificate without having previously received a signed application from the applicant. Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries will inform Keyport of an applicant's answers to the questions in the application by telephone or by order ticket and cause the initial Purchase Payment to be paid to Keyport. If the information is in good order, Keyport will issue the Certificate with a copy of an application completed with that information. The Certificate will be delivered to the Certificate Owner with a letter from Keyport that will give the Certificate Owner an opportunity to respond to Keyport if any of the application information is incorrect. Alternatively, Keyport's letter may request the Certificate Owner to confirm the correctness of the information by signing either a copy of the application or a Certificate delivery receipt that ratifies the application in all respects (in either case, a copy of the signed document would be returned to Keyport for its permanent records). All purchases are confirmed, in writing, to the applicant by Keyport. Keyport's liability under a Certificate extends only to amounts so confirmed.




                     INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments
Purchase Payments applied to the Variable Account will be invested in one or more of the Eligible Fund Sub-Accounts designated as permissible investments in accordance with the selection made by the Certificate Owner in the application. Any selection must specify the percentage of the Purchase Payment that is allocated to each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 10% and must be a whole number. A Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport to accept telephone allocation instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix A and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

The Variable Account is segmented into Sub-Accounts. Each Sub-Account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. Eligible Funds and Sub-Accounts may be added or withdrawn as permitted by applicable law. The Sub-Accounts in the Variable Account and the corresponding Eligible Funds currently are as follows:

 Eligible Funds of Manning & Napier Insurance Fund    Sub-Accounts
----------------------------------------------------  ------------
Manning & Napier Moderate Growth Portfolio ("MNMGP")  MNMGP Sub-Account
Manning & Napier Growth Portfolio ("MNGP")            MNGP Sub-Account
Manning & Napier Maximum Horizon Portfolio ("MNMHP")  MNMHP Sub-Account
Manning & Napier Small Cap Portfolio ("MNSCP")        MNSCP Sub-Account
Manning & Napier Equity Portfolio ("MNEP")            MNEP Sub-Account
Manning & Napier Bond Portfolio ("MNBP")              MNBP Sub-Account

Eligible Fund of SteinRoe Trust                       Sub-Account
-------------------------------                       -----------
Cash Income Fund ("CIF")                              CIF Sub-Account

Eligible Funds
The Eligible Funds which are the permissible investments of the Variable Account are the separate funds of Manning & Napier Insurance Fund, the separate funds of SteinRoe Trust, and any other mutual funds with which Keyport and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.



Manning & Napier Insurance Fund is an open-end management investment company that offers separate series (Portfolios). Manning & Napier Advisors, Inc. ("Manning & Napier Advisors"), 1100 Chase Square, Rochester, New York 14604, acts as Manning & Napier Insurance Fund's investment adviser. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. Manning & Napier Advisors also is generally responsible for supervision of the overall business affairs of Manning & Napier Insurance Fund, including supervision of service providers to the Fund and direction of Manning & Napier Advisors' directors,officers or employees who may be elected as officers of Manning & Napier Insurance Fund to serve as such.


Stein Roe & Farnham Incorporated ("Stein Roe"), One South Wacker Drive, Chicago, Illinois 60606, is the investment adviser for the Eligible Fund of SteinRoe Trust. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Keyport. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.


The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read that prospectus carefully before selecting a Sub-Account that invests in an Eligible Fund. The prospectus is available, at no charge, from a salesperson or by writing Keyport at the address shown on Page 1 or by calling (800) 437-4466. The Prospectus may also be obtained by writing Manning & Napier Insurance Fund, Inc. at P.O. Box 40610, Rochester, New York 14604, or calling (800) 466-3863.


   Eligible Funds of Manning & Napier
  Insurance Fund and Variable Account
              Sub-Accounts                             Investment Objective
  ------------------------------------                 --------------------
Manning & Napier Moderate Growth Portfolio   Seeks with equal emphasis long-term growth and
  (MNMGP Sub-Account)                        preservation of capital.

Manning & Napier Growth Portfolio            Seeks long-term growth of capital. The secondary
  (MNGP Sub-Account)                         objective is the preservation of capital.

Manning & Napier Maximum Horizon Portfolio   Seeks to achieve the high level of long-term capital
  (MNMHP Sub-Account)                        growth typically associated with the stock market.

Manning & Napier Small Cap Portfolio         Seeks to achieve long-term growth of capital by
  (MNSCP Sub-Account)                        investing principally in the equity securities of
                                             small issuers.
Manning & Napier Equity Portfolio
  (MNEP Sub-Account)                         Seeks long-term growth of capital.

Manning & Napier Bond Portfolio              Seeks to maximize total return in the form of both
  (MNBP Sub-Account)                         income and capital appreciation by investing in fixed
                                             income securities without regard to maturity.

Eligible Fund of SteinRoe Trust and
    Variable Account Sub-Account                       Investment Objective
-------------------------------------                  --------------------

Cash Income Fund (CIF Sub-Account)           Seeks to provide high current income from short-term
                                             money market instruments while emphasizing
                                             preservation of capital and maintaining excellent
                                             liquidity.

There is no assurance that the Eligible Funds will achieve their stated objectives. The Manning & Napier Insurance Fund and SteinRoe Trust are funding vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of Keyport and of insurance companies affiliated and unaffiliated with Keyport. The risks involved in this "mixed and shared funding" are disclosed in the Manning & Napier Insurance Fund and in the SteinRoe Trust prospectuses under the captions "Sales And Redemptions" and "The Trust", respectively.

Transfer of Variable Account Value
Certificate Owners may transfer Variable Account Value from one Sub-Account to another Sub-Account.

The Certificate allows Keyport to charge a transfer fee and to limit the number of transfers that can be made in a specified time period. Certificate Owners should be aware that transfer limitations may prevent a Certificate Owner from making a transfer on the date he or she wants to, with the result that the Certificate Owner's future Certificate Value may be lower than it would have been had the transfer been made on the desired date. Currently, Keyport is not charging a transfer fee, but reserves the right to charge $25 for each transfer in excess of 12 per Certificate Year. For transfers under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport's determination, based on the recommendation of a common investment adviser or broker/dealer, there is a transfer limitation of one transfer every 30 days.

Keyport is also limiting each transfer to a maximum of $500,000. All transfers requested for a Certificate on the same day will be treated as a single transfer and the total combined transfer amount will be subject to the $500,000 limitation. If the $500,000 limitation is exceeded, no amount of the transfer will be executed by Keyport.

In applying the $500,000 limitation, Keyport may treat as one transfer all transfers requested by a Certificate Owner for multiple Certificates he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport.

In applying the $500,000 limitation to transfers requested by a common attorney-in-fact or investment adviser, Keyport will treat as one transfer all transfers requested under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport. If a transfer is executed under one Certificate and, within the next 30 days, a transfer request for another Certificate is determined by Keyport to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by Keyport. In order for it to be executed, it would need to be requested again after the 30 day period has expired and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total less than $500,000.

Keyport's interest in applying these limitations is to protect the interests of both Certificate Owners who are not engaging in significant transfer activity and Certificate Owners who are engaging in such activity. Keyport has determined that the actions of Certificate Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse affect on the performance of the Eligible Fund for the Sub-Account involved. The movement of Sub-Account values from one Sub-Account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which must be indirectly borne by Certificate Owners.

Certificate Owners will be notified, in advance, of the imposition of any transfer fee or of a change in the limitation on the number of transfers. The fee will not exceed the lesser of $25 and the cost of effecting a transfer.

Transfers must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport to accept telephone transfer requests from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix A and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Keyport before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be initiated at the close of business that day. Any requests received later will be initiated at the close of the next business day. Each request from a Certificate Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Keyport initiates the transfer.

If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless the Certificate Owner instructs otherwise.

Substitution of Eligible Funds and Other Variable Account Changes
If the shares of any of the Eligible Funds should no longer be available for investment by the Variable Account or if in the judgment of Keyport's management further investment in such fund shares should become inappropriate in view of the purpose of the Certificate, Keyport may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Certificate. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and notice to Certificate Owners, to the extent required by the Investment Company Act of 1940.

Keyport has also reserved the right, subject to compliance with the law as currently applicable or subsequently changed: (a) to operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law; (b) to take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940 or to comply with any other applicable law; (c) to transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate investment accounts, or to Keyport's general account; or to add, combine or remove Sub-Accounts in the Variable Account; and (d) to change the way Keyport assesses charges, so long as the aggregate amount is not increased beyond that currently charged to the Variable Account and the Eligible Funds in connection with the Certificates.

                                    DEDUCTIONS

Deductions for Certificate Maintenance Charge
Keyport has responsibility for all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Keyport assesses a Certificate Maintenance Charge for such services during the accumulation and annuity payment periods. At the present time the Certificate Maintenance Charge is $35 per Certificate Year. PRIOR TO THE INCOME DATE THE CERTIFICATE MAINTENANCE CHARGE IS NOT GUARANTEED AND MAY BE CHANGED BY KEYPORT. The charge will not exceed the anticipated costs of administering the Certificate.

Prior to the Income Date, the full amount of the charge will be deducted from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. On the Income Date, a pro-rata portion of the charge due on the next Certificate Anniversary will be deducted from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date. For example, if the Income Date occurs 73 days after that prior anniversary, then one-fifth (i.e., 73 days/ 365 days) of the annual charge would be deducted on the Income Date. The charge will be deducted from each Sub-Account in the proportion that the value of each bears to the Variable Account Value.

Once annuity payments begin on the Income Date or once they begin after surrender benefits are applied under a settlement option, the yearly cost of the Certificate Maintenance Charge for a payee's annuity will be the same as the yearly amount in effect immediately before the annuity payments begin. Keyport may not later change the amount of the Certificate Maintenance Charge deducted from the annuity payments. The charge will be deducted on a pro-rata basis from each annuity payment. For example, if annuity payments are monthly, then one-twelfth of the annual charge will be deducted from each payment.

Deductions for Mortality and Expense Risk Charge
Although variable annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of the Variable Account, they will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Keyport guarantees the Death Benefits described below (see "Death Benefit"). Keyport assumes an expense risk since the Certificate Maintenance Charge after the Income Date will stay the same and not be affected by variations in expenses.

To compensate it for assuming these mortality and expense risks, for each Valuation Period Keyport deducts from each Sub-Account a Mortality and Expense Risk Charge equal on an annual basis to .35% of the average daily net asset value of the Sub-Account. The charge is deducted during both the accumulation and annuity periods (i.e., both before and after the Income
Date). Less than the full charge will be deducted from Sub-Account values attributable to Certificates issued to employees of Keyport and other persons specified in "Distribution of the Certificates".

Deductions for Transfers of Variable Account Value
The Certificate allows Keyport to charge a transfer fee. Currently no fee is being charged. Certificate Owners will be notified, in advance, of the imposition of any fee. The fee will not exceed the lesser of $25 and the cost of effecting a transfer.

Deductions for Premium Taxes
Keyport deducts the amount of any premium taxes levied by any state or governmental entity when paid unless Keyport elects to defer such deduction. It is not possible to describe precisely the amount of premium tax payable on any transaction involving the Certificate offered hereby. Such premium taxes depend, among other things, on the type of Certificate (Qualified or Non-Qualified), on the state of residence of the Certificate Owner, the state of residence of the Annuitant, the status of Keyport within such states, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 5.0% of either total Purchase Payments or Certificate Value.


Deductions for Income Taxes
Keyport will deduct from any amount payable under the Certificate any income taxes that a governmental authority requires Keyport to withhold with respect to that amount. See "Income Tax Withholding".


Total Variable Account Expenses
The Variable Account's total expenses in relation to the Certificate will be the Certificate Maintenance Charge and the Mortality and Expense Risk Charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and therefore the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectus.


                                  OTHER SERVICES


Keyport offers the following investment related program which is available only prior to the Income Date: Systematic Withdrawal Program. This Program has its own requirements, as discussed below. Keyport reserves the right to terminate the Program.


If the Certificate Owner has submitted the required telephone authorization form, certain changes may be made by telephone. The current conditions and procedures are described in Appendix A.

Systematic Withdrawal Program. To the extent permitted by law, Keyport will make monthly, quarterly, semi-annual or annual distributions of a predetermined dollar amount to a Certificate Owner that has enrolled in the Systematic Withdrawal Program. Under the Program, all distributions will be made directly to the Certificate Owner and will be treated for federal tax purposes as any other withdrawal or distribution of Certificate Value. (See "Tax Status".) A Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100.

Unless the Certificate Owner specifies the Sub-Account or Sub-Accounts from which withdrawals of Certificate Value shall be made or if the amount in a specified Sub-Account is less than the predetermined amount, Keyport will make withdrawals under the Program from the Sub-Accounts in amounts proportionate to the amounts in the Sub-Accounts. Withdrawals are subject to the applicable minimum Sub-Account balances. All withdrawals under the Program will be effected by canceling the number of Accumulation Units equal in value to the amount to be distributed to the Certificate Owner.

                               THE CERTIFICATES

Variable Account Value
The Variable Account Value for a Certificate is the sum of the value of each Sub-Account to which values are allocated under a Certificate. The value of each Sub-Account is determined at any time by multiplying the number of Accumulation Units attributable to that Sub-Account by the Accumulation Unit value for that Sub-Account at the time of determination. The Accumulation Unit value is an accounting unit of measure used to determine the change in an Accumulation Unit's value from Valuation Period to Valuation Period.

Each Purchase Payment that is made results in additional Accumulation
Units being credited to the Certificate and the appropriate Sub-Account thereunder. The number of additional units for any Sub-Account will equal the amount allocated to that Sub-Account divided by the Accumulation Unit value for that Sub-Account at the time of investment.

Valuation Periods
The Variable Account is valued each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period commencing at the close of trading on the New York Stock Exchange on each Valuation Date and ending at the close of trading for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor
The Variable Account Value will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect value, Keyport utilizes an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of that period.


When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. Keyport calculates a net investment factor for each Sub-Account by dividing (a) by (b) and then subtracting (c) (i.e., (a / b) - c), where:


   (a) is equal to:
        (i) the net asset value per share of the Eligible Fund at the end of the Valuation Period; plus
       (ii) the per share amount of any distribution made by the Eligible Fund if the "ex-dividend" date occurs during that same Valuation Period.

   (b) is the net asset value per share of the Eligible Fund at the end of the prior Valuation Period.

   (c) is equal to:
        (i) the Valuation Period equivalent of the daily Mortality and Expense risk Charge; plus
       (ii) a charge factor, if any, for any tax provision established by Keyport as a result of the operations of that Sub-Account.

Modification of the Certificate
Only Keyport's President or Secretary may agree to alter the Certificate or waive any of its terms. Any changes must be made in writing and with the Certificate Owner's consent, except as may be required by applicable law.

Right to Revoke
The Certificate Owner may return the Certificate within 10 days after he or she receives it by delivering or mailing it to either Keyport's Office or Manning & Napier Insurance Fund, Inc., P.O. Box 40610, Rochester, New York, 14604. The return of the Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage-prepaid envelope. The returned Certificate will be treated as if Keyport never issued it and Keyport will refund either the Certificate Value or Purchase Payments, as required by state law. If the Certificate is delivered in a state that requires the return of Certificate Value, Certificate Value will immediately be allocated to the Sub-Accounts selected in the application. If the Certificate is delivered in a state that requires the return of Purchase Payments, Certificate Value will be allocated to the CIF Sub-Account (a Money Market Sub-Account) for a period of 20 or 30 days, if the particular state requires a "free-look" period of 10 or 20 days, respectively. Thereafter the Certificate Value will be allocated to the Sub-Accounts selected in the application.

For Certificates delivered in California to a Certificate Owner age 60 or older, the Certificate Owner may return the Certificate to Keyport's Office, Manning & Napier Insurance Fund's office, or to the agent from whom the Certificate was purchased. If the Certificate is received at Keyport's Office, Manning & Napier Insurance Fund's office or by the agent within 30 days after the Certificate Owner receives the Certificate, Keyport will refund the Certificate Value.


                 DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, the primary Certificate Owner or any joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate with a non-natural Certificate Owner such as a trust. The Designated Beneficiary will control the Certificate after such a death.

If the decedent's surviving spouse (if any) is the sole Designated Beneficiary, the surviving spouse will automatically become the new sole primary Certificate Owner as of the decedent's date of the death. And, if the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate can stay in force until another death occurs (i.e., until the death of the Annuitant, primary Certificate Owner or joint Certificate Owner). Except for this paragraph, all "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate can continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its Surrender Value. If the Certificate is still in effect at the end of the five-year period, Keyport will automatically end it then by paying the Certificate Value to the

Designated Beneficiary. If the Designated Beneficiary is not alive then, Keyport will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

The covered person under this paragraph shall be the primary Certificate Owner or, if there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the covered person. If the covered person dies, the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"). The DBA is:

Death Benefit. The death benefit at issue is the initial Purchase Payment. Thereafter, it is the prior death benefit plus any additional Purchase Payments, less any partial withdrawals, including any applicable surrender charge.

When Keyport receives due proof of the covered person's death, Keyport will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport receives due proof of death. The amount to be credited will be allocated to the Variable Account based on the Purchase Payment allocation selection that is in effect when Keyport receives due proof of death. If the Certificate is not surrendered, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Keyport pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, (a) the Annuitant dies, (b) the Annuitant is not a Certificate Owner, and (c) the Certificate Owner is a natural person. The Certificate will continue in force after the Annuitant's death. The new Annuitant will be any living contingent annuitant, otherwise the primary Certificate Owner.

                 DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies before the Income Date while the Certificate is In Force, the Designated Beneficiary will control the Certificate after such a death. The Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA") as defined above. When Keyport receives due proof of the Annuitant's death, Keyport will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport receives due proof of death. The amount to be credited will be allocated to the Variable Account based on the Purchase Payment allocation selection that is in effect when Keyport receives due proof of death.

If the Certificate is not surrendered, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, Keyport will automatically end it then by paying the Certificate Withdrawal Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Keyport will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Keyport pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                            CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application. The Certificate Owner may exercise all the rights of the Certificate. Joint Certificate Owners are permitted but not contingent Certificate Owners.

The Certificate Owner may by Written Request change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of such person.

Because a change of Certificate Owner by means of a gift (i.e., a transfer without full and adequate consideration) may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. A Certificate Owner should consult the Plan Administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

                                  ASSIGNMENT

The Certificate Owner may assign the Certificate at any time. A copy of any assignment must be filed with Keyport. The Certificate Owner's rights and those of any revocably-named person will be subject to the assignment. Any Qualified Certificate may have limitations on assignability.

Because an assignment may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                      PARTIAL WITHDRAWALS AND SURRENDER

The Certificate Owner may make partial withdrawals from the Certificate. Keyport must receive a Written Request and the minimum amount to be withdrawn must be at least $300 or such lesser amount as Keyport may permit in conjunction with a periodic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, Keyport will treat the request as a withdrawal of only the excess amount over $2,500. Unless the request specifies otherwise, the total amount withdrawn will be deducted from all Sub-Accounts of the Variable Account in the ratio that the value in each Sub-Account bears to the total Variable Account Value.

The Certificate Owner may totally surrender the Certificate by making a Written Request. Surrendering the Certificate will end it. Upon surrender, the Certificate Owner will receive the Certificate Withdrawal Value.

Keyport will pay the amount of any surrender within seven days of receipt of such request. Alternatively, the Certificate Owner may purchase for himself or herself an annuity payment option with any surrender benefit of at least $5,000. Keyport's consent is needed to choose an option if the Certificate Owner is not a natural person.

Annuity Options based on life contingencies cannot be surrendered after annuity payments have begun. Option A, which is not based on life contingencies, may be surrendered if a variable payout has been selected.

Because of the potential tax consequences of a full or partial surrender, a Certificate Owner should consult a competent tax adviser regarding a surrender.

                              ANNUITY PROVISIONS

Annuity Benefits
If the Annuitant is alive on the Income Date and the Certificate is In Force, payments will begin under the annuity option or options the Certificate Owner has chosen. The amount of the payments will be determined by applying the Certificate Value (less any premium taxes not previously deducted and less any applicable Certificate Maintenance Charge) on the Income Date in accordance with the option selected.



Income Date and Annuity Option
The Certificate Owner may select an Income Date and Annuity Option at the time of application. If the Certificate Owner does not select a Annuity Option, Option B will automatically be designated. If the Certificate Owner does not select an Income Date for the Annuitant, the Income Date will automatically be the Annuitant's 90th birthday.



Change in Income Date and Annuity Option
The Certificate Owner may choose or change a Annuity Option or the Income Date by making a Written Request to Keyport at least 30 days prior to the Income Date. However, any Income Date must be: (a) for fixed annuity options, not earlier than the first Certificate Anniversary; (b) not later than the Annuitant's 90th birthday or any maximum date permitted under state law.

Annuity Options
The Annuity Options are:

   Option A: Income for a Fixed Number of Years;

   Option B: Life Income with 10 Years of Payments Guaranteed;

   and

   Option C: Joint and Last Survivor Income.

Other options may be arranged by mutual consent. Each option is available in two forms--as a variable annuity for use with the Variable Account and as a fixed annuity for use with Keyport's general account. Variable annuity payments will fluctuate while fixed annuity payments will not. The dollar amount of each fixed annuity payment will be determined by deducting from the Certificate Value any premium taxes not previously deducted and any applicable Certificate Maintenance Charge and then dividing the remainder by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Certificate; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

If no Annuity Option is selected, Option B will automatically be applied. Unless the Certificate Owner chooses otherwise, Variable Account Value, less any premium taxes not previously deducted and less any applicable certificate Maintenance Charge will be applied to a variable annuity Option. Whether variable or fixed, the same Certificate Value applied to each option will produce a different initial annuity payment as well as different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available to apply under any variable or fixed option is less than $5,000, Keyport has reserved the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

Annuity payments will be made monthly unless quarterly, semi-annual or annual payments are chosen by Written Request. However, if any payment provided for would be or becomes less than $100, Keyport has the right to reduce the frequency of payments to such an interval as will result in each payment being at least $100.



Option A: Income For a Fixed Number of Years. Keyport will pay an annuity for a chosen number of years, not fewer than 5 nor over 50 (a period of years over 30 may be chosen only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment). At any time while variable annuity payments are being made, the payee may elect to receive the following amount: (a) the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate is 6% per year (5% per year for Oregon Certificates), unless 3% per year is chosen by Written Request at the time the option is selected). Instead of receiving a lump sum, the payee can elect another payment option. If, at the death of the payee, Option A payments have been made for less than the chosen number of years:



(a) payments will be continued during the remainder of the period to the successor payee; or


(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon Certificates), unless 3% per year had been chosen by the payee at the time the option was selected.


The Mortality and Expense Risk Charge is deducted during the Option A payment period if a variable payout has been selected, but Keyport has no mortality risk during this period.

If annual payments are chosen for Option A and a variable payout has been selected, Keyport has available a "stabilizing" payment option that can be chosen. Each annual payment will be determined as described in "Variable Annuity Payment Values". Each annual payment will then be placed in Keyport's general account, from which it will be paid out in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor used by Keyport that will vary from year to year. The commutation method described above for calculating the present value of remaining payments applies to the annual payments. Any monthly payments remaining before the next annual payment will be commuted at the interest rate used to determine that year's monthly payments.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. Keyport will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for less than 10 years:

(a) payments will be continued during the remainder of the period to the successor payee; or



(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon Certificates), unless 3% per year had been chosen by the payee at the time the option was selected.



The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.


Option C: Joint and Last Survivor Income. Keyport will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES DIE AFTER THE RECEIPT OF THE FIRST PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF BOTH PAYEES DIE AFTER RECEIPT OF THE SECOND PAYMENT AND SO ON.




Variable Annuity Payment Values
The amount of the first variable annuity payment is determined by Keyport using an annuity purchase rate that is based on an assumed annual investment return of 6% per year (5% per year for Oregon Certificates), unless 3% is chosen by Written Request. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge. Currently, a payee can instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments once every 6 months.



Proof of Age, Sex, and Survival of Annuitant
Keyport may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, Keyport will compute the amount payable based on the correct age and sex. If income payments have begun, any underpayments Keyport may have made will be paid in full with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until Keyport is repaid in full.

                              SUSPENSION OF PAYMENTS

Keyport reserves the right to suspend or postpone any type of payment from the Variable Account for any period when: (a) the New York Stock Exchange is closed other than customary weekend or holiday closings; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Vari-able Account or determine their value; or (d) the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) and (c) exist.

                                  TAX STATUS

Introduction
The Certificate is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which the Certificate is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Keyport's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of Annuities in General
Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Certificate, or annuity payments.

Surrenders, Assignments and Gifts. A Certificate Owner who fully surrenders his or her Certificate is taxed on the portion of the payment that exceeds his or her cost basis in the Certificate. For Non-Qualified Certificates, the cost basis is generally the amount of the Purchase Payments made for the Certificate and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging. A Designated Beneficiary receiving a lump sum surrender benefit after the death of the Annuitant or Certificate Owner is taxed on the portion of the amount that exceeds the Certificate Owner's cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds Purchase Payments. Then, to the extent the Certificate Value does not exceed Purchase Payments, such withdrawals are treated as a non-taxable return of principal to the Certificate Owner. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

A Certificate Owner who assigns or pledges a Non-Qualified Certificate is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to partial withdrawals or surrenders. A Certificate Owner who gives away the Certificate (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Certificate.

A special computational rule applies if Keyport issues to the Certificate Owner, during any calendar year, (a) two or more Certificates or (b) one or more Certificates and one or more of Keyport's other annuity contracts. Under this rule, the amount of any distribution includable in the Certificate Owner's gross income is to be determined under Section 72(e) of the Code by treating all the Keyport contracts as one contract. Keyport believes that this means the amount of any distribution under one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of the cost bases for all the contracts.

Annuity Payments. The non-taxable portion of each variable annuity payment is determined by dividing the cost basis of the Certificate by the total number of expected payments while the non-taxable portion of each fixed annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Certificate bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "stabilizing" payment option available under Settlement Option 1, pursuant to which each annual payment is placed in Keyport's general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual pay-ment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by Certificate Owners, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received: (a) after the taxpayer attains age 59-1/2; (b) in a series of substantially equal payments made for life or life expectancy; (c) after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant); (d) if the taxpayer becomes totally and permanently disabled; or (e) under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments, provided only one Purchase Payment is made to the Certificate, the Certificate is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. Keyport is required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. Keyport will notify recipients of their right to elect not to have withholding apply.

Section 1035 Exchanges. A Non-Qualified Certificate may be purchased with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is Keyport's understanding that in such an event: (a) the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates"; (b) Purchase Payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and (c) Purchase Payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law: (i) the penalty tax does not apply to any distribution; (ii) partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
(iii) assignments are not treated as surrenders subject to taxation. Keyport's understanding of the above is principally based on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.


Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds are designed to be managed to meet the diversification requirements for the Certificate as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate would not be treated as an annuity contract. As a consequence to the Certificate Owner, income earned on a Certificate (including previously non-taxable income earned in prior years) would be taxable to the Certificate Owner in the year in which diversification requirements were not satisfied. As a further consequence, Keyport would be subjected to federal income taxes on assets in the Variable Account.


The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Certificate Owner's control of the investments of a segregated asset account may cause the Certificate Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. Keyport, however, has reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Certificate Owners are urged to consult with their own tax advisers.


Qualified Plans
The Certificate is designed for use with Qualified Plans. The tax rules applicable to participants in Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Certificate with Qualified Plans. Participants under a Qualified Plan as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Certificate issued in connection therewith. Following is a brief description of the type of Qualified Plans offered and of the use of the Certificate in connection therewith. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.



Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity." These Individual Retirement Annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Annuity.

                        VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with its view of present applicable law, Keyport will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Keyport will vote shares for which it has not received instruc-tions in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Keyport determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The person having the voting interest under a Certificate prior to the Income Date shall be the Certificate Owner. The number of shares held in each Sub-Account which are attributable to each Certificate Owner is determined by dividing the Certificate Owner's Variable Account Value in each Sub-Account by the net asset value of the applicable share of the Eligible Fund. The person having the voting interest after the Income Date under an annuity payment option shall be the payee. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

The number of shares in which a person has a voting interest will be determined as of the date coincident with the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund and voting instructions will be solicited by written communication prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the Eligible Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

                          SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC") serves as the Principal Underwriter for the Certificate described in this prospectus. The Certificate will be sold by salespersons who represent Keyport Life Insurance Company (KFSC's corporate parent) as variable annuity agents and who are registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

Different Certificates may be sold (1) to a person who is an officer, director, or employee of Keyport, or an affiliate of Keyport, a trustee or officer of an Eligible Fund, or an employee or associated person of an entity which has entered into a sales agreement with the Principal Underwriter for the distribution of Certificates, or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that they are not subject to the deduction for the Certificate Maintenance Charge.

                              LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. Keyport is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Keyport.


                       INQUIRIES BY CERTIFICATE OWNERS

Certificate Owners with questions about their Certificates may either write Keyport Life Insurance Company, 125 High Street, Boston, MA 02110, or call
(800) 367-3653 or write Manning & Napier Insurance Fund, Inc. at P.O. Box 40610, Rochester, New York 14604 or call (800) 466-3863.


            TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

                                      Page
                                      ----

Keyport Life Insurance Company         2
Variable Annuity Benefits              2
 Variable Annuity Payment Values       2
 Re-Allocating Sub-Account Payments    3
 Custodian                             4
Principal Underwriter                  4
Experts                                4
Investment Performance                 4
 Yields for Cash Income Fund (CIF)
  Sub-Account                          5
Financial Statements                   6
 Keyport Life Insurance Company        7

                                  APPENDIX A



                            TELEPHONE INSTRUCTIONS



                  Telephone Transfers of Certificate Values

1. If there are joint Certificate Owners, both must authorize Keyport and Manning & Napier Insurance Fund, Inc. ("Manning & Napier Insurance Fund") to accept telephone instructions but either Certificate Owner can give telephone instructions.



2. All callers will be required to identify themselves. Keyport reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Keyport's or Manning & Napier Insurance Fund's satisfaction.



3. Neither Keyport, Manning & Napier Insurance Fund, nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Keyport and/or Manning & Napier Insurance Fund will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Keyport and/or Manning & Napier Insurance Fund does not, Keyport and/or Manning & Napier Insurance Fund may be liable for losses due to an unauthorized or fraudulent instruction. The Certificate Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Certificate Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. The application for the Certificate may allow a Certificate Owner to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, such power will be treated as durable in nature and shall not be affected by the subsequent incapacity, disability or incompetency of the Certificate Owner. Either Keyport, Manning & Napier Insurance Fund or the authorized person may cease to honor the power by sending written notice to the Certificate Owner at the Certificate Owner's last known address. Neither Keyport, Manning & Napier Insurance Fund nor any person acting on its behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until (a) Keyport and/or Manning & Napier Insurance Fund receives the Certificate Owner's written revocation, (b) Keyport and/or Manning & Napier Insurance Fund discontinues the privilege, or (c) Keyport and/or Manning & Napier Insurance Fund receives written evidence that the Certificate Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. Telephone transfer instructions received by Keyport at 800-367-3653 and/or Manning & Napier Insurance Fund at (800) 466-3863 before the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8. Once instructions are accepted by Keyport and/or Manning & Napier Insurance Fund, they may not be canceled.

9. All transfers must be made in accordance with the terms of the Certificate and current prospectus. If the transfer instructions are not in good order, Keyport and/or Manning & Napier Insurance Fund will not execute the transfer and will notify the caller within 48 hours.


10. If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will change accordingly unless Keyport receives telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless Keyport is instructed otherwise.


         Telephone Changes to Purchase Payment Allocation Percentages


                      Numbers 1-6 above are applicable.

                       November 11, 1996 Prospectus for

                      MANNING & NAPIER VARIABLE ANNUITY

                   Including Eligible Fund Prospectuses for
                    MANNING & NAPIER INSURANCE FUND, INC.:
                  Manning & Napier Moderate Growth Portfolio
                      Manning & Napier Growth Portfolio
                  Manning & Napier Maximum Horizon Portfolio
                     Manning & Napier Small Cap Portfolio
                      Manning & Napier Equity Portfolio
                       Manning & Napier Bond Portfolio
                     STEINROE VARIABLE INVESTMENT TRUST:
                               Cash Income Fund

                               Distributed by:
                       Keyport Financial Services Corp.
                    125 High Street, Boston, MA 02110-2712


                                  Issued by:
                        Keyport Life Insurance Company
                    125 High Street, Boston, MA 02110-2712


                     Sales/Service Hotline (800) 466-3863

                 Keyport Logo is a registered service mark of
                          Keyport Insurance Company



                             [perforated BRC back]


[ ] Yes. I would like to receive the Manning & Napier Variable Annuity
    Statement of Additional Information.


[ ] Yes. I would like to receive the Manning & Napier Insurance Fund, Inc.
    Statement of Additional Information.

[ ] Yes. I would like to receive the SteinRoe Variable Investment Trust
    Statement of Additional Information.

    ---------------------------------------------------------------------------
    Name

    ---------------------------------------------------------------------------
    Address

    ---------------------------------------------------------------------------
    City                               State                              Zip

                       [BRC with bar code and FIM code]

BUSINESS REPLY MAIL
FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

KEYPORT LIFE INSURANCE CO.
125 HIGH STREET
BOSTON, MA 02110-9773

                                  NO POSTAGE
                                  NECESSARY
                                  IF MAILED
                                    IN THE
                                UNITED STATES

                       STATEMENT OF ADDITIONAL INFORMATION

                         GROUP FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                               VARIABLE ACCOUNT A
                                       OF
                   KEYPORT LIFE INSURANCE COMPANY ("Keyport")





This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the Manning & Napier Variable Annuity prospectus dated November 11, 1996. The prospectus is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466. It may also be obtained by writing Manning & Napier Insurance Fund, Inc. at P.O. Box 40610, Rochester, New York 14604, or by calling (800) 466-3868.



                                TABLE OF CONTENTS

                                                                         Page


Keyport Life Insurance Company                                             2
Variable Annuity Benefits                                                  2
  Variable Annuity Payment Values                                          2
  Re-Allocating Sub-Account Payments                                       3
Custodian                                                                  4
Principal Underwriter                                                      4
Experts                                                                    4
Investment Performance                                                     4
  Yields for Cash Income Fund (CIF) Sub-Account                            5
Financial Statements                                                       6
  Keyport Life Insurance Company                                           7



The date of this statement of additional information is November 11, 1996.

                         KEYPORT LIFE INSURANCE COMPANY


         Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance and financial services institution, is the ultimate corporate parent of Keyport. Liberty Mutual ultimately controls Keyport through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, Liberty Financial Companies, Inc. ("LFC") and SteinRoe Services, Inc. Liberty Mutual, as of March 31, 1995, owned, indirectly, approximately 81.9% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport, see page 6 of the prospectus.


                            VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

         For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

         The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

         The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

         Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.


         When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-Account by dividing (a) by
(b), where:

         (a) is equal to the net investment factor as defined in the prospectus; and


         (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (5% per year for Oregon Certificates). An AIR of 3% per year is also currently available upon Written Request.


         With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option 1 (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.


Re-Allocating Sub-Account Payments

         The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments 1 time every 6 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 10% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                                    CUSTODIAN

         The custodian of the assets of the Variable Account is State Street Bank and Trust Company, a state chartered trust company. Its principal office is at 225 Franklin Street, Boston, Massachusetts.

                              PRINCIPAL UNDERWRITER

         The Certificates, which are offered continuously, are distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned subsidiary of Keyport.

                                     EXPERTS

         The consolidated financial statements of Keyport as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995 included herein, have been included herein in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon authority of said firm as experts in accounting and auditing.

                             INVESTMENT PERFORMANCE

         The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.


         Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Large Company Stocks, represented by the Standard and Poor's Composite Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-
1981 and by the performance of the Dimensional Fund Advisors Small Company
9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate
Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then.
The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.


Yields for Cash Income Fund (CIF) Sub-Account


Yield and effective yield percentages for the CIF Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 0.35% asset-based Certificate charge. Both yields also reflect, on an allocated basis, the Certificate's annual $35 Certificate Maintenance Charge. Both yields do not reflect premium tax charges. The yields would be lower if these charges were included. The following are the standardized formulas:

Yield equals:              (A - B
                            ----- - 1) X  365
                                          ---
                              C            7

Effective Yield Equals:    (A - B)
                            -----   365/7 - 1
                              C

Where:

         A  =  the Accumulation Unit value at the end of the 7-day period.

         B = hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual CIF charge is equal to the $35 Certificate charge multiplied by a fraction equal to the average number of Certificates with CIF Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one CIF Accumulation Unit during the 7-day period divided by the average Certificate Value in CIF Sub-Account during the 7-day period.

         C = the Accumulation Unit value at the beginning of the 7-day period.

         The yield formula assumes that the weekly net income generated by an investment in the CIF Sub-Account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.

                              FINANCIAL STATEMENTS

         The Variable Account has not yet commenced operations and therefore no financial statements are included. The Financial Statements of Keyport are provided as relevant to its ability to meet its financial obligations under the Certificates.

                          Independent Auditors' Report







The Board of Directors
Keyport Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Keyport Life Insurance Company and subsidiaries as of December 31, 1995 and 1994 and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in note 2(b) to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities, effective January 1, 1994.








February 16, 1996                                /s/KPMG Peat Marwick LLP

                          KEPORT LIFE INSURANCE COMPANY
                           Consolidated Balance Sheets
                                 (in thousands)

                    Assets                                     December 31,
                                                            1995         1994

Cash and investments:
  Fixed maturities available for sale (amortized
    cost: 1995 - $9,227,834; 1994 - $6,795,065)         $ 9,535,948  $ 6,509,815
  Fixed maturities held to maturity (fair value:
    1995 - 0; 1994 - $1,442,665)                              -        1,448,680
  Equity securities (cost: 1995-$17,521; 1994-$13,627)       25,214       12,941
  Mortgage loans                                             74,505      129,452
  Policy loans                                              498,326      477,293
  Other invested assets                                      10,748       11,994
  Cash and cash equivalents                                 777,384      684,618

        Total cash and investments                       10,922,125    9,274,793

Accrued investment income                                   132,856      111,936
Deferred policy acquisition costs                           179,672      439,232
Value of insurance in force                                  43,939      139,221
Deferred federal income taxes                                 -           42,361
Intangible assets                                            20,314       21,444
Federal income taxes recoverable                              9,205        4,911
Other assets                                                 11,859       10,772
Separate account assets                                     959,224      828,934

     Total assets                                       $12,279,194  $10,873,604

    Liabilities and Stockholder's Equity

Policy liabilities:
  Policyholder account balances                         $10,073,806  $ 9,333,755
  Other policyholders' funds                                 10,586       10,289
      Total policy liabilities                           10,084,392    9,344,044

Current federal income taxes                                  7,666        -
Deferred federal income taxes                                32,823        -
Payable for investments purchased and loaned                317,715        -
Guaranty association fees                                    21,940       24,688
Other liabilities                                            23,221       57,978
Separate account liabilities                                889,106      764,409
         Total liabilities                               11,376,863   10,191,119

Stockholder's equity:
  Common stock, $1.25 par value; authorized 8,000
     shares; issued and outstanding 2,412 shares              3,015        3,015
  Additional paid-in capital                                505,933      505,933
  Net unrealized investment gains (losses)                   85,772      (64,464)
  Retained earnings                                         307,611      238,001
      Total stockholder's equity                            902,331      682,485

     Total liabilities and stockholder's equity         $12,279,194  $10,873,604

          See accompanying notes to consolidated financial statements.

                         KEYPORT LIFE INSURANCE COMPANY
                         Consolidated Income Statements

                                                         Year Ended December 31
                                                       1995     1994      1993

Revenues:
  Net investment income                             $757,361  $689,575  $669,667
  Insurance revenues                                  29,767    25,273    18,158
  Net realized investment gains (losses)              (3,958)   (8,220)   11,403
      Total revenues                                 783,170   706,628   699,228

Benefits and expenses:
  Interest credited to policyholders                 557,156   481,926   504,205
  Policy benefits                                      4,448     4,838     3,113
  Operating expenses                                  42,475    47,095    36,983
  Guaranty association expenses                        2,000     7,200     3,714
  Amortization of deferred policy acquisition costs   58,541    52,174    41,003
  Amortization of value of insurance in force          9,479    16,989    22,375
  Amortization of intangible assets                    1,130     1,130     1,130
      Total benefits and expenses                    675,229   611,352   612,523

Income before federal income taxes                   107,941    95,276    86,705
Federal income tax expense                            38,331    32,051    28,710

      Net income                                    $ 69,610  $ 63,225  $ 57,995



          See accompanying notes to consolidated financial statements.

                         KEYPORT LIFE INSURANCE COMPANY
                 Consolidated Statements of Stockholder's Equity
                                 (in thousands)

                                                        Net
                                                    Unrealized
                                         Additional Investment
                                 Common   Paid-In      Gains    Retained
                                 Stock    Capital    (Losses)   Earnings   Total

Balance, December 31, 1992      $1,508   $430,933  $  5,687    $118,288   $556,416

Net income                                                       57,995     57,995
Capital contribution by parent             75,000                           75,000
Change in net unrealized
  investment gains (losses)                          (5,141)                (5,141)

Balance, December 31, 1993       1,508    505,933       546     176,283    684,270

Net income                                                       63,225     63,225
Common stock dividend            1,507                           (1,507)      -
  (1,206 shares)
Change in net unrealized
  investment gains (losses)                         (65,010)               (65,010)




Balance, December 31, 1994       3,015    505,933   (64,464)    238,001    682,485

Net income                                                       69,610     69,610
Change in net unrealized
  investment gains (losses)                         150,236                150,236

Balance, December 31, 1995      $3,015  $ 505,933  $ 85,772    $307,611   $902,331


            See accompanying notes to consolidated financial statements.



                            KEYPORT LIFE INSURANCE COMPANY
                        Consolidated Statements of Cash Flows
                                    (in thousands)

                                                           Year Ended December 31,
                                                        1995         1994        1993

Cash flows from operating activities:
 Net income                                       $     69,610   $    63,225  $     57,995
 Adjustments to reconcile net income to net cash
   provided by operating activities:
     Interest credited to policyholders                557,156       478,797       501,073
     Net realized investment losses (gains)              3,958         8,220       (11,403)
     Amortization of value of insurance in force
       and intangible assets                            10,609        18,120        23,505
     Net amortization (accretion) on investments         9,688        12,215        (3,132)
     Change in deferred policy acquisition costs       (24,630)      (38,852)      (50,531)
     Change in current and deferred federal
       income taxes                                      1,953         7,731        10,988
     Change in guaranty association fees                (2,748)          140        (3,669)
     Net change in other assets and liabilities        (61,058)      (13,729)         (102)
           Total adjustments                           494,928       472,642       466,729

           Net cash provided by operating
             activities                                564,538       535,867       524,724

Cash flows from investing activities:
 Investments purchased - held to maturity                -          (277,626)   (2,674,315)
 Investments purchased - available for sale         (2,851,013)   (2,624,493)        -
 Investments sold - held to maturity                    14,930        10,637        97,816
 Investments sold - available for sale                 605,197       950,885       387,305
 Investments matured - held to maturity                317,773       576,021     1,195,083
 Investments matured - available for sale              906,522       854,441       758,279
 Increase in policy loans                              (21,033)      (35,143)      (38,661)
 Decrease in mortgage loans                             54,947        26,520         3,416
 Acquisition of subsidiary, net of cash acquired         -              (961)      (24,831)
           Net cash used in investing activities      (972,677)     (519,719)     (295,908)

Cash flows from financing activities:
 Withdrawals from policyholder accounts               (933,785)   (1,034,464)   (1,295,617)
 Deposits to policyholder accounts                   1,116,975     1,202,076       856,339
 Capital contribution by parent                          -             -            75,000
 Securities lending                                    317,715         -             -
           Net cash provided by (used in)



             financing activities                      500,905       167,612      (364,278)

Change in cash and cash equivalents                     92,766       183,760      (135,462)
Cash and cash equivalents at beginning of year         684,618       500,858       636,320

Cash and cash equivalents at end of year           $   777,384   $   684,618   $   500,858



          See accompanying notes to consolidated financial statements.

                         KEYPORT LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                           December 31, 1995 and 1994
                                 (in thousands)

(1)   Organization

Keyport Life Insurance Company offers a diversified line of fixed and variable annuity products designed to serve the growing retirement savings market. These annuity products primarily consist of single premium deferred and variable annuities that are sold through a wide ranging network of banks, agents, and securities dealers.

The consolidated financial statements include Keyport Life Insurance Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Advisory Services Corporation, and Keyport Financial Services Corporation (collectively, the "Company"). The Company is a wholly owned subsidiary of Stein Roe Services Incorporated ("Stein Roe"). Stein Roe is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial") which is a majority-owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

(2)   Summary of Significant Accounting Policies

(a) Basis of Reporting and Principles of Consolidation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual amounts could subsequently differ from such estimates. All significant intercompany transactions and balances have been eliminated.

(b) Investments
Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 115 , "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). SFAS 115 segregates fixed maturity investments into three classifications: "held to maturity", "trading" and "available for sale." Securities may be designated as held to maturity only if there is the positive intent and ability to hold these securities to maturity. Held to maturity securities are carried at amortized cost. Securities purchased for short-term resale are classified as trading and are carried at fair value. Unrealized gains and losses on trading account securities are recognized in income. Fixed maturity investments are classified as available for sale if they might be sold in response to changes in market interest rates, changes in the security's prepayment risk, general liquidity needs, or other factors. Available for sale securities are carried at fair value and unrealized gains and losses (net of related adjustments to deferred policy acquisition costs, value of insurance in force and deferred income taxes) are recorded directly to stockholder's equity. Equity securities are classified as available for sale and are carried at fair value. Unrealized gains and losses on equity securities are credited or charged directly to stockholder's equity net of applicable deferred income taxes.

Accordingly, as of January 1, 1994, the Company reclassified certain fixed maturity investments from the held to maturity to the available for sale category to conform to the classification criteria prescribed in SFAS 115. This had the effect of recording a net unrealized gain of $41,614 directly to stockholder's equity.

As of December 31, 1995, pursuant to a Guide to Implementation of SFAS 115 issued by the Financial Accounting Standards Board in November 1995, the Company made a one-time reclassification from fixed maturities held to maturity to fixed maturities available for sale. This had the effect of recording a net unrealized gain of $13,867 directly to stockholder's equity.

The Company enters into dollar roll transactions to enhance the yield of its mortgage backed portfolio. Dollar roll transactions represent a one month reverse repurchase agreement involving mortgage backed securities, frequently those issued by a U.S. Government Agency. Dollar roll transactions under which substantially the same securities are received at the end of the repurchase period are accounted for as financing arrangements. Accordingly, both the collateral and repurchase liability are reflected on the balance sheet and the transaction fee is recorded over the period of the agreement. As of December 31, 1995, the Company was engaged in one dollar roll agreement classified as a financing arrangement involving a FNMA mortgage backed security with market value of $87,198. The Company did not enter into dollar roll agreements during 1994.

The Company from time to time engages in securities lending under which it lends certain U.S. Government and corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The carrying values of the loaned securities are unaffected by the transaction, and the lending fee is recorded during the period the securities are loaned. The Company records the collateral received for the security lending transaction as an asset and its obligation to return the collateral at the end of the transaction as a liability. As of December 31, 1995, the Company had recorded an asset, and a corresponding liability of $230,517 for cash pledged as collateral. The Company did not enter into any securities lending transactions in 1994.

Fixed maturities and mortgage loans with premiums and discounts are amortized using the interest method. Unamortized premiums and discounts on mortgage backed securities are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

Policy loans are carried at the unpaid principal balance plus accrued interest. Cash and cash equivalents are carried at cost, which approximates market.

Realized investment gains and losses are calculated on a first-in, first-out basis. For each investment security where a decline in value is determined to be other than temporary, the Company's policy is to write down the investment security to fair value with the charge to realized investment losses. Sales of securities supporting the Company's single premium deferred annuities and single premium whole life products result in adjustments to the amortization of the deferred policy acquisition costs and the value of insurance in force. The increase or decrease in amortization relating to such adjustments is included in realized investment gains and losses to reflect the acceleration or delay in the incidence of the estimated gross profits.

(c) Derivative Financial Instruments
Effective December 31, 1994, the Company adopted Statement of Financial Accounting Standards No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments" ("SFAS 119"). SFAS 119 requires specific disclosures about derivative financial instruments such as forward, swap and option contracts and requires distinguishing between financial instruments held or issued for trading purposes and financial instruments held or issued for purposes other than trading.

As part of the Company's overall risk management policy, the Company uses interest rate swaps and interest rate caps. Interest rate swaps are used to reduce the risk in a rising interest rate environment by providing additional investment income to cover higher competitive credited rates to policy-holders to reduce the invested asset duration, and to better match the interest rates earned on invested assets with those interest rates credited to policyholders. Interest rate swaps are considered synthetic alterations since the objective of the swaps is to change the characteristics of the underlying invested assets to reduce the impact of rising interest rates. Since interest rate swaps are designated as synthetic alterations of securities available for sale, interest rate swaps are carried at fair value for those securities, and the unrealized gain or loss is included in stockholder's equity.

The net differential to be paid or received on interest rate swaps is recorded monthly in investment income as interest rates change. From time to time, swap positions may be terminated. If the terminated swap was accounted for as a hedge, realized gains or losses are amortized over the remaining life of the swap. Conversely, if the terminated swap was not accounted for as a hedge, or the assets and liabilities that were altered no longer exist, the swap position is marked to market, and realized gains or losses are immediately recognized in income. The Company is exposed to potential credit loss in the event of nonperformance by the counterparty to the interest rate swap agreements with respect to only the net differential payments.

Interest rate caps are used to minimize exposure to rising interest rates. The Company receives payments when the indexed rate exceeds the stated strike rate. The cost of interest rate caps is amortized on a straight-line basis over the period to maturity. Since interest rate caps are designed as synthetic alterations of securities available for sale, interest rate caps are carried at fair value and the unrealized gain or loss is included in stockholder's equity.

The Company also utilizes derivative financial instruments to replicate positions in a trading portfolio of pass-through mortgage backed securities. As a result, these derivative financial instruments are classified as trading instruments and are recorded at fair value. Realized and unrealized changes in fair value are recognized in realized investment gains and losses. Interest income arising from these trading instruments is included in net investment income.

(d) Recognition of Insurance Revenues and Policy Benefits
Revenues from single premium whole life policies and single premium deferred annuities include mortality charges, surrender charges, policy fees and contract fees and are recognized when assessed. Policyholder account balances consist of deposits received plus credited interest, less accumulated policy-holder charges, assessments, and withdrawals. Policy benefits that are charged to expenses include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates ranged from 3.60% to 8.35%, 3.75% to 8.50%, and 3.75% to 8.90% at December 31, 1995,
1994, and 1993, respectively.

(e) Deferred Policy Acquisition Costs and Value of Insurance in Force
Policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business. These costs are deferred to the extent they are deemed recoverable from future gross profits. Such costs include commissions, costs of policy issuance and underwriting, and variable agency expenses. Costs deferred are amortized in relation to the present value of estimated gross profits from mortality, investment and expense margins. Amortization of such cost is adjusted to reflect the effect of differences between original assumptions and actual experience.

Value of insurance in force represents the actuarially-determined present value of projected future profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits over periods not exceeding fifteen years for annuities and twenty-five years for life insurance.

Deferred policy acquisition costs and value of insurance in force are adjusted to reflect the amounts associated with realized and unrealized investment gains and losses pertaining to single premium deferred annuities and single premium whole life products.

(f) Intangible Assets
Intangible assets consist primarily of goodwill. Goodwill is the excess of the purchase price over the fair value of the net assets acquired by Liberty Mutual and is amortized on a straight-line basis over twenty-five years.

(g) Separate Account
Separate account assets, which are carried at fair value, consist principally of investments in mutual funds and are included as a separate caption in the consolidated balance sheets. Investment income and changes in asset values are fully allocated to variable annuity and variable life policyholders and, therefore, do not affect the operating results of the Company. The Company provides administrative services and bears the mortality risk related to these contracts. Fees earned by the Company related to these contracts were $14,646, $13,694 and $8,489, for the years ended December 31, 1995, 1994 and
1993, respectively. As of December 31, 1995 and 1994, the Company also classified $72,533 and $64,962, respectively, of its investments in certain mutual funds sponsored by the Company and its affiliates as separate account assets.

(h) Federal Income Taxes
Beginning in 1994, the Company is included in Liberty Mutual's consolidated tax return. The Company calculates its consolidated income tax liability as if it filed its own consolidated federal income tax return.

(i) Cash and Cash Equivalents
Cash and cash equivalents include short-term investments which have an original maturity of three months or less from the time of purchase.

(j) Reclassifications
Certain reclassifications have been made to the prior year consolidated financial statement amounts to conform to the current year presentation.

(3) Acquisition
On October 1, 1993, the Company acquired the common stock of Crown America Life Insurance Company (Crown America), a Michigan insurance company, for $27,877. The acquisition was accounted for as a purchase and, accordingly, operating results are included in the accompanying consolidated financial statements from date of acquisition. In connection with the acquisition, the Company acquired assets with a fair value of $185,735 and assumed liabilities of $157,858.

On February 22, 1994, the acquisition was completed with the contingent purchase price payment of $1,479, which increased the value of insurance in force.

On December 29, 1993, Crown America was redomesticated to the state of Rhode Island and, on January 10, 1994, the name was changed to Keyport America Life Insurance Company. On July 19, 1995, the name was changed to Independence Life and Annuity Company.

(4)   Investments

(a) Fixed Maturities
Fair values of publicly-traded securities are determined using values reported by an independent pricing service. Fair values of conventional mortgage backed securities not actively traded in a liquid market are obtained through broker-dealer quotations. Fair values of private placement bonds are determined by obtaining market indications from various broker-dealers. The amortized cost and fair values of investments in fixed maturities at December 31, 1995 and 1994 were as follows:

                                                  December 31,1995
                                               Gross           Gross
                               Amortized     Unrealized     Unrealized      Fair
                                 Cost          Gains           Losses      Value

Available for sale:
 U.S. Treasury securities       $  360,157   $  9,020      $   (209)  $  368,968
 Mortgage backed securities of
   U.S. government
   corporations and agencies     1,585,538     58,795        (5,250)   1,639,083
 Obligations of states and
   political subdivisions           26,688      1,324           -         28,012

 Debt securities issued by
   foreign governments              57,446      4,258           -         61,704
 Corporate securities            3,479,584    224,332        (7,309)   3,696,607

Other mortgage backed securities 1,951,480     66,530       (71,754)   1,946,256
 Asset backed securities         1,543,891     29,823        (1,446)   1,572,268
 Senior secured loans              223,050       -             -         223,050

      Total fixed maturities
        available for sale      $9,227,834   $394,082      $(85,968)  $9,535,948

                                                December 31, 1994
                                                Gross        Gross
                                   Amortized  Unrealized   Unrealized    Fair
                                     Cost       Gains        Losses      Value

Held to maturity:
 Mortgaged backed securities of
   U.S. Government
   corporations and agencies     $  206,569   $ 8,683    $     (18)   $  215,234

 Obligations of states and
   political subdivisions            21,452       277          (28)       21,701
 Corporate Securities               843,669    14,564      (17,005)      841,228
 Other mortgage backed securities    79,164        44       (3,385)       75,823
 Asset backed securities            297,826        88       (9,235)      288,679

    Total fixed maturities
      held to maturity           $1,448,680   $23,656    $ (29,671)   $1,442,665

Available for sale:
 U.S. Treasury securities        $  271,700   $     2    $  (8,390)   $  263,312
 Mortgaged backed securities of
   U.S. Government
   corporations and agencies      1,238,925     1,244      (76,651)    1,163,518
 Obligations of states and
   political subdivisions            37,718       433         -           38,151
 Debt securities issued by
   foreign governments               82,608     1,049       (4,079)       79,578
 Corporate securities             2,607,712    17,951     (116,077)    2,509,586
 Other mortgage backed securities 1,186,515    14,577      (70,250)    1,130,842
 Asset backed securities          1,123,803       654      (45,713)    1,078,744
 Senior secured loans               246,084      -            -          246,084

    Total fixed maturities
      available for sale         $6,795,065   $35,910    $(321,160)   $6,509,815

At December 31, 1995 and 1994, bonds with an amortized cost of $7,710 and $7,657, respectively, were on deposit with regulatory authorities.

(b) Contractual Maturities
The amortized cost and fair value of fixed maturities for the various categories at December 31, 1995, by contractual maturity, are set forth below. Expected maturities may differ from contractual maturities as borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                               December 31, 1995
                                             Amortized         Fair
                                               Cost           Value
Available for sale:
  Due in one year or less                  $  254,299      $  256,055
  Due after one year through five years     1,503,507       1,564,132
  Due after five years through ten years    1,838,679       1,953,542
  Due after ten years                         550,440         604,612
                                            4,146,925       4,378,341
  Mortgage and asset
    backed securities                       5,080,909       5,157,607

                Total fixed maturities
                  available for sale       $9,227,834      $9,535,948

(c) Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) as of December 31, 1995 and 1994 were as follows:

                                                          December 31
                                                       1995        1994
Fixed maturities available for sale:
  Gross unrealized gains                            $ 394,082   $  35,910
  Gross unrealized losses                             (85,968)   (321,160)
                                                      308,114    (285,250)
  Adjustments for:
   Deferred acquisition costs                        (151,351)    135,059
   Value of insurance in force                        (32,459)     53,344
     Total fixed maturities                           124,304     (96,847)

Equity securities and investments in separate account:
  Gross unrealized gains                               16,927       1,932
  Gross unrealized losses                              (1,980)     (4,261)
      Total equity securities                          14,947      (2,329)

Interest rate caps                                     (7,294)       -
                                                      131,957     (99,176)

Deferred federal income taxes                         (46,185)     34,712

      Net unrealized investment gains (losses)      $  85,772   $ (64,464)

(d) Net Investment Income
Net investment income is summarized as follows:

                                                 Year Ended December 31,
                                             1995         1994        1993

Fixed maturities                           $683,429     $635,947    $619,847
Equity securities                             4,807        2,132       2,368
Mortgage loans                               12,444       15,416      17,252
Policy loans                                 28,485       26,295      22,766
Cash and cash equivalents                    41,643       20,727      18,551
   Gross investment income                  770,808      700,517     680,784

Investment expenses                         (13,447)     (10,942)    (11,117)

     Net investment income                 $757,361     $689,575    $669,667

As of December 31, 1994, the carrying value of fixed maturity investments that were non-income producing for the preceding twelve months was $4,967. There were no non-income producing fixed maturity investments as of December 31, 1995.

(e) Net Realized Investment Gains (Losses)
Net realized investment gains (losses) are summarized as follows:

                                                 Year Ended December 31,
                                               1995       1994        1993
Fixed maturities - held to maturity
  Gross gains                               $  1,306    $  3,493    $ 31,594
  Gross losses                                   (64)       (755)     (3,070)
  Other than temporary declines                 -         (7,904)       -

  Provisions for possible investment losses     -           -        (16,609)
Fixed maturities - available for sale
  Gross gains                                  8,156      26,043       7,097
  Gross losses                               (15,982)    (26,831)     (6,311)
 Other than temporary declines                  -         (3,610)       -
  Provisions for possible investment losses     -           -          7,487
Equity securities                              1,279        (845)     11,228
Interest rate swaps                             (860)        (28)    (16,193)
Interest rate caps                              -           -         (6,082)
Other                                            (13)       (809)      1,412

   Gross realized investment gains (losses)   (6,178)    (11,246)     10,553

Amortization adjustments:
  Deferred policy acquisition costs            2,220       2,675         785
  Value of insurance in force                   -            351          65

    Net realized gains (losses)             $ (3,958)   $ (8,220)    $11,403

Proceeds from sales of fixed maturities were as follows:

                                              Year Ended December 31,
                                           1995        1994         1993

Fixed maturities - available for sale    $565,366    $927,779     $313,568
Fixed maturities - held to maturity        14,930      10,637       97,816

      Total proceeds                     $580,296    $938,416     $411,384

The sale of fixed maturities held to maturity during 1995 and 1994 relate to certain securities, with an amortized cost of $14,994 and $10,630, respectively, which were sold specifically due to a significant deterioration in the issuer's creditworthiness.

(f) Concentration of Investments
Investments in a single entity (all of which are fully collateralized and guaranteed by an agency or agencies of the U.S. Government) in excess of ten percent of total stockholder's equity as of December 31, 1995 and 1994 were as follows:

                                                Carrying Value at
                                                    December 31,
                                                  1995       1994
Mortgage backed securities
     FNMA Pool #303075                         $134,884    $125,212
     Morgan Stanley CMO (33-5)                  108,051     101,832
     FNMA Pool #303074                          105,832      98,470

Investments in fixed maturities are diversified among more than one hundred industries. Significant concentrations of credit risk are classified as follows:

                                         Carrying Value at
                                              December 31,
                                           1995         1994

Financial services                       $547,872     $539,537

Telecommunications                        324,029      276,559
Banks                                     323,579      247,514
Electrical services                       271,822      437,339
Oil and gas                               261,161      274,026
Paper products                            205,889      146,472
Retail                                    197,064      247,874
Transportation equipment                  168,588      146,593
Credit institutions                          -         173,565
Food and beverage                            -         151,758

(g) Quality Ratings
The carrying values of publicly traded and privately placed fixed maturities at December 31, 1995 represented by each quality ratings category were as follows:

                                        Carrying Value at December 31, 1995
                                        Publicly     Privately
                                         Traded       Placed        Total
Investment grade:
  U.S. government                    $  368,969         -        $  368,969
  Class 1                             4,996,275    $1,480,089     6,476,364
  Class 2                               982,096       896,673     1,878,769
    Total Investment grade            6,347,340     2,376,762     8,724,102

Below investment grade:
  Class 3                               317,131       147,517       464,648
  Class 4                               201,718       123,032       324,750
  Class 5                                 -            22,448        22,448
    Total below investment grade        518,849       292,997       811,846

    Total fixed maturities           $6,866,189    $2,669,759    $9,535,948

The Company held no securities rated Class 6 at December 31, 1995.

Securities that are rated class 1 or 2 by the Securities Valuation Office of the National Association of Insurance Commissioners (NAIC), or, if not so rated, securities that are rated "BBB-" or above by S&P, or "Baa3" or above by Moody's (using the lower of the S&P or Moody's rating) are considered "investment grade" securities. Securities included in the U.S. government category in the preceding table are those as defined by the NAIC.

The distribution of fixed maturities quality ratings were as follows:

                                                 December 31,
                                              1995         1994

Class 1 (including U.S. government)           71.8%         72.3%
Class 2                                       19.7%         19.9%
Class 3                                        4.9%          5.6%
Class 4                                        3.4%          2.0%
Class 5                                        0.2%          0.2%

(h) Derivative Financial Instruments
The Company's primary objective in acquiring certain derivative financial instruments is the management of interest rate risk. Interest rate risk results from a mismatch in the timing and amount of invested asset and policyholder liability cash flows. The Company seeks to manage this risk through various asset/liability management strategies such as the setting of renewal rates and by investment portfolio actions designed to address the interest rate sensitivity of asset cash flows in relation to liability cash flows. Portfolio actions used to manage interest rate risk include managing the effective duration of portfolio securities and utilizing interest rate swaps and caps.

Interest rate swaps
The Company uses a combination of three distinct classes of interest rate swaps to reduce interest rate risk. The following table summarizes the categories of swaps used, their notional amounts, their weighted average interest rates as of the reporting period date, and their effects on the consolidated balance sheets and statements of income. The majority of swaps mature beginning in 1999 through 2001. The fair values of the interest rate swaps are primarily obtained from dealer quotes. These values represent the estimated amounts the Company would receive or pay to terminate the contracts, taking into account current interest rates and, when appropriate, the current creditworthiness of the counterparties.

                                                               December 31,
                                                             1995         1994
Interest rate swaps:
(1) Pay fixed, receive variable rate - notional amount   $1,975,000   $775,000
    Average pay rate                                          6.79%      7.19%
    Average receive rate                                      5.88%      7.61%
    Amount included in net investment income             $   (2,751)  $ (1,213)
    Fair value                                           $  (64,124)  $ 27,587
    Carrying value - unrealized gain (loss) included in
       fixed maturities available for sale               $  (64,124)  $ 27,587
    Deferred loss - included in fixed maturities
       available  for sale                               $   (3,662)       -

(2) Pay variable, receive variable rate - notional amount      -      $300,000
    Average pay rate                                           -         5.85%
    Average receive rate                                       -         6.42%
    Amount included in net investment income             $   (1,251)  $  6,781
    Fair value                                                -       $ 14,550)
    Carrying value - unrealized gain (loss) included in
       fixed maturities available for sale                    -       $(14,550)
    Deferred loss - included in fixed maturities
       available for sale                                $   (6,952)       -

(3) Spread lock swap - notional amount                        -       $150,000
    Seven year swap spread                                    -          0.34%
    Amount included in net investment income             $      746        -
    Fair value                                                -       $    731
    Carrying value - unrealized gain (loss) included in
       fixed maturities available for sale                    -       $    731

1) The Company had thirty-six interest rate swap contracts with a notional amount $1,975,000 and twenty contracts with a notional amount of $775,000 as of December 31, 1995 and 1994, respectively, on which it pays a fixed rate of interest and receives variable rates based on the two, five, and ten year "constant maturity" treasury or swap rate. The variable rates are reset to current market levels at six month intervals. The objective of holding this class of derivatives is to reduce invested asset duration and better match the interest rates earned on medium to long-term (greater than two year maturity) fixed rate assets with the interest rates credited to policyholders. The Company has medium to long-term invested assets of approximately $8,624,000 and $5,600,000 in 1995 and 1994, respectively. For the majority of new and existing single premium deferred annuities, credited rates are reset annually. In addition, rates credited on annuity policies are closely correlated with longer term interest rates, e.g., five or ten year market interest rates. This derivative class allows the Company to swap the fixed interest rates received on the medium to long-term fixed rate invested assets for a variable rate which is better correlated with rates credited to policyholders. This reduces the Company's risk in rising interest rate environments by providing investment income to cover higher competitive credited rates.

2) In 1994, the Company had six interest rate swaps contracts with a notional amount of $300,000 on which it paid a variable rate of interest based on the six month LIBOR and received a variable rate based on the ten year swap rate minus 1.50%. The objective of holding this class of derivatives is to better match the interest rates earned on short term and floating rate assets with the interest credited to policyholders. The Company had approximately $850,000 of invested assets where the Company received interest income based on interest rates closely correlated with short-term LIBOR. This derivative class allowed the Company to swap variable interest income received on short term and floating rate assets for a variable rate which was better correlated with rates credited to policyholders.

During 1995, certain swaps were sold as part of the Company's overall tax planning strategy. The Company unwound one pay fixed and six pay variable interest rate swap contracts with a notional amount of $350,000. In 1992 the Company unwound 3 contracts with a notional amount of $300,000. The resulting loss of $10,691 in 1995 and the gain of $16,230 in 1992 were deferred and amortized over the original remaining terms of the contracts, in accordance with hedge accounting. The following table summarizes the deferred gain
(loss) amounts included in the consolidated balance sheet and the expected recognition of income by year:

                                                 December 31,
                                              1995          1994
Amounts expected to be includes in net
 invested income:
 Within one year                           $  (1,861)     $  4,720
 Within one to five years                     (7,862)          891
      Total                                $  (9,723)     $  5,611

During 1993, the Company unwound interest rate swap contracts with a notional amount of $200,000. The swaps were unwound when the associated liabilities no longer existed, resulting in a loss of $16,193, which was recognized immediately.

3) In 1993, the Company entered into a $150,000 notional "spread lock" that terminated in 1995. The Company received/(paid) the present value of the seven year swap if corporate spreads widened/(compressed) above/(below) the seven year swap spread of 26 basis points based on the 7.5% U.S. Treasury note maturing November 15, 2001. As the result of the termination, the Company recognized income of $746 during 1995. The objective of this derivative was to reduce the exposure of the Company's fixed maturity investments to widening corporate spreads. The value of the Company's corporate bond portfolio decreased as corporate spreads widened. The Company's spread lock swap increased in value as spreads widened and thus reduced the Company's risk.

Interest rate caps
The Company had seven interest rate caps with a $450,000 notional amount and six interest rate caps with a $400,000 notional amount as of December 31, 1995 and 1994, respectively. These contracts are indexed to either the three month LIBOR, or to the two or five year constant maturity swap (CMS) rates. Under these contracts, the Company has paid a premium for the right to receive payments when the index rises above a predetermined level, i.e., the strike rate. The objective of holding these derivatives is to reduce the Company's risk in rising interest rate environments by providing additional investment income to cover higher competitive interest credited rates on policy liabilities.

The following table summarizes the interest rate caps, their notional amounts, their weighted average strike and index rates as of the reporting period date, and their effects on the consolidated balance sheets and income statements. The majority of caps mature in 1997 and 1999. The fair values of the interest rate caps are obtained from dealer quotes. These values represent the estimated amounts the Company would receive or pay to terminate the contracts, taking into account current interest rates and, when appropriate, the current credit-worthiness of the counterparties.

                                                                 December 31,
                                                              1995        1994
Interest rate caps:
Index: three month LIBOR - notional amount                 $ 200,000   $200,000
  Weighted average strike rate                                 8.50%      8.50%
  Weighted average current index                               5.63%      6.44%
  Amortization expense included in net investment income   $    (648)  $   (649)
  Fair value                                               $      46   $  2,698
  Carrying value                                           $   1,254   $  1,903
  Unrealized gain (loss) included in fixed maturities AFS  $  (1,208)  $    795

Index: two year CMS - notional amount                      $ 150,000   $100,000
  Weighted average strike rate                                 7.60%      7.25%
  Weighted average current index                               5.28%      7.91%
  Amortization expense included in net investment income   $  (1,305)  $   (144)
  Fair Value                                               $   1,001   $  4,930
  Carrying value                                           $   5,269   $  5,001
  Unrealized gain (loss) included in fixed maturities AFS  $  (4,268)  $    (71)

Index: five year CMS - notional amount                     $ 100,000   $100,000
  Weighted average strike rate                                 8.26%      7.93%
  Weighted average current index                               5.66%      7.83%
  Amortization expense included in net investment income   $    (564)  $    (38)
  Fair value                                               $     414   $  2,806
  Carrying value                                           $   2,232   $  2,800
  Unrealized gain (loss) included in fixed maturities AFS  $  (1,818)  $      6

During 1993, the Company sold interest rate caps with notional amounts of $300,000, resulting in realized losses of $4,082. In 1993, due to an other than temporary decline in value, the Company reduced the carrying value of the remaining interest rate caps by $2,000 resulting in a realized loss.

Trading Instruments
During 1995, a $50,000 notional current coupon mortgage swap matured. The Company paid a total return of a seven year swap to receive the total return of a current coupon, thirty year FNMA pass-through mortgage backed security plus .40%. The swap reset to market levels at two month intervals. The objective of the strategy was to replicate a position in FNMA pass-throughs with an enhanced return.

The following table summarizes the current coupon mortgage swap and the effects on the consolidated balance sheets and income statements. The swap matured in 1995. The fair value represents the estimated amount the Company had paid to terminate the contracts in 1994, taking into account current interest rates and, when appropriate, the current creditworthiness of the counterparties.

                                                                 December 31,
                                                               1995       1994
Current coupon mortgage swap:
 Notional amount                                                -      $ 50,000
 Pay rate at reporting date                                     -         8.05%
 Receive rate at reporting date                                 -         8.90%
 Amount included in net investment income                       -      $    455
 Amount included in net realized investment gains (losses)   $ (860)   $    (28)
 Fair value                                                     -      $    153


(5)  Fair Value of Financial Instruments

Estimated fair values of the Company's investments in fixed maturities, equity securities and derivative financial instruments are set forth in Note
4. Estimated fair values, methods and assumptions of the Company's other financial instruments are set forth below.

(a) Mortgage loans
For purposes of estimating fair value, mortgage loans are segregated into commercial real estate loans and residential mortgages. The fair value of commercial real estate loans is calculated by discounting scheduled cash flows through the stated maturity using estimated market rates. The estimated market rate is based on the five year prime mortgage rate. The fair value of residential mortgages is estimated by discounting contractual cash flows adjusted for expected prepayments using an estimated discount rate. The discount rate is an estimated market rate adjusted to reflect differences in servicing costs, and the expected prepayments are estimated based upon Company experience.

Mortgage loans are summarized as follows:

                                             December 31, 1995
                                             Average      Estimated   Estimated
                                 Carrying   Historical    Discount       Fair
                                  Value       Yield         Rate        Value

Commercial real estate loans    $ 39,500        9.4%         7.5%      $ 40,351
Residential mortgages             35,005       13.6%         7.5%        39,346

                                             December 31, 1994
                                             Average      Estimated   Estimated

                                 Carrying   Historical    Discount       Fair
                                  Value       Yield         Rate        Value

Commercial real estate loans    $ 87,000        9.4%         8.3%     $ 89,795
Residential mortgages             42,452       13.7%         8.3%       49,003

The weighted average maturities (which may be different from the stated maturities) for the cash flows used in deriving the estimated fair values for commercial real estate loans and residential mortgages are 0.3 years and 2.3 years, respectively, at December 31, 1995, and 1.3 years and 2.7 years, respectively, at December 31, 1994.

(b) Policy Loans
The carrying value of policy loans approximates fair value at December 31, 1995 and 1994.

(c) Policy Liabilities
The fair value of deposit liabilities with no stated maturity is equal to the amount payable on demand. The Company considers its policy liabilities to be similar to deposit liabilities.

The carrying value and estimated fair value of the policy liabilities at December 31, 1995 were $10,084,392 and $9,650,113, respectively. The carrying value and estimated fair value of the policy liabilities at December 31, 1994 were $9,344,044 and $8,961,971, respectively.

(6) Employee Benefit Plans
Keyport employees and certain employees of Liberty Financial are eligible to participate in the Liberty Financial Companies, Inc. Pension Plan (the "Plan"). Under the Plan, all employees are vested after five years of service. Benefits are based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment, and the employee's estimated social security retirement benefit. The Company's funding policy is to contribute the minimum required employer contribution under the Employee Retirement Income Security Act of 1974. The Company may, from time to time, increase its employer contributions beyond the minimum amount, but within IRS guidelines.

Changes in prior service costs are amortized over the expected future service periods of active participants expected to receive benefits under the Plan as of the date such costs are first recognized. Cumulative net actuarial gains and losses in excess of a corridor amount are amortized over the expected future service periods of active participants expected to receive benefits under the Plan.

The following table sets forth the Plan's funded status and amounts recognized in the Company's consolidated balance sheets. Substantially all of the Plans' assets are invested in mutual funds sponsored by an affiliated company.

                                                              December 31,
                                                            1995        1994
Actuarial present value of benefit obligations:
  Accumulated benefit obligation, including
    vested benefits of $6,082 and $4,197                  $ 6,915     $ 5,025

  Projected benefit obligation for service to date        $ 9,185     $ 6,523

  Plan assets at fair value                                (5,703)     (4,459)
  Projected benefit obligation in excess of Plan assets     3,482       2,064
  Unrecognized net actuarial loss                          (1,740)       (227)
  Prior service cost not yet recognized in net periodic
    pension cost                                             (206)       (660)

  Accrued pension cost                                    $ 1,536     $ 1,177

                                                     Year Ended December 31,
                                                     1995      1994     1993

Pension cost includes the following components:
  Service cost benefits earned during the period    $ 541     $ 532    $ 392
  Interest cost on projected benefit obligation       603       534      423
  Actual return on Plan assets                       (999)       63     (185)
  Net amortization and deferred amounts               600      (338)     (88)

  Net periodic pension cost                         $ 745     $ 791    $ 542

The assumptions used to develop the actuarial present value of the projected benefit obligation, and the expected long-term rate of return on Plan assets are as follows:

                                                   Years Ended December 31,
                                                  1995      1994      1993

Discount rate                                     7.25%     8.25%     7.25%
Expected long-term rate of return on assets       8.50%     8.50%     8.50%
Rate of increase in compensation levels           5.25%     5.25%     5.25%

The Company also provides a savings and investment plan with a matching savings program containing several investment options for which substantially all employees are eligible. In addition, the Company has a non-qualified deferred compensation plan for certain employees.

(7) Deferred Policy Acquisition Costs and Value of Insurance In Force

The amounts of policy acquisition costs deferred and amortized are summarized below:

                                                      Year Ended December 31,
                                                     1995       1994       1993

Balance, beginning of year                        $ 439,232 $ 262,646 $ 211,330

 Additions:
  Policy acquisition costs deferred during period:
   Commissions                                       70,484    82,626    81,515
   Other expenses                                    12,687     8,400    10,019
    Total deferrals                                  83,171    91,026    91,534

   Adjustments for unrealized investment losses        -      135,059       -
   Adjustments for realized investment losses         2,220     2,675       785
    Total additions                                  85,391   228,760    92,319

 Deductions:
   Amortization expense                             (58,541)  (52,174)  (41,003)


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   Adjustments for unrealized investment gains     (286,410)      -         -
    Total deductions                               (344,951)  (52,174)  (41,003)

Balance, end of year                              $ 179,672 $ 439,232 $ 262,646

The value of insurance in force is summarized below:

                                                    Year Ended December 31,
                                                  1995       1994       1993

Balance, beginning of year                     $ 139,221  $ 101,036   $ 115,824
 Additions:
  Value of insurance purchased                     -          1,479       7,522
  Interest accrued on unamortized balance          4,578      4,994       6,124
  Adjustments for unrealized investment losses     -         53,344        -
  Adjustments for realized investment losses       -            351          65
    Total additions                                4,578     60,168      13,711

 Deductions:
  Amortization expense                           (14,057)   (21,983)    (28,499)
  Adjustments for unrealized investment gains    (85,803)      -           -
    Total deductions                             (99,860)   (21,983)    (28,499)

Balance, end of year                           $  43,939  $ 139,221   $ 101,036

Interest is accrued on the unamortized value of insurance in force balance at the contract rate of 5.58%, 5.49% and 6.01% for the years ended December 31, 1995, 1994 and 1993, respectively.

Estimated net amortization expense of the value of insurance in force as of December 31, 1995, is as follows: 1996 - $7,747; 1997 - $8,169; 1998 -
$7,218; 1999 - $6,648; 2000 - $6,199; and thereafter - $40,417.

(8)   Federal Income Taxes

The provision for federal income taxes, computed under the asset and liability method, is summarized as follows:

                                                 Year Ended December 31,
                                                1995      1994      1993

Current                                       $37,746   $18,118   $24,878
Deferred                                          585    13,933     3,832

Federal income tax expense                    $38,331   $32,051   $28,710

A reconciliation of federal income tax expense as recorded in the accompanying consolidated statements of operations with expected federal income tax expense computed at the applicable federal tax rate of 35% is as follows:

                                                       Year Ended December 31,
                                                      1995      1994      1993

Expected income tax expense                         $37,779   $33,347   $30,347
Increase (decrease) in income taxes resulting from:
  Nontaxable investment income                       (1,737)   (2,099)   (2,189)


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  Amortization of goodwill                              396       396       396
  Other, net                                          1,893       407       156

    Actual federal income tax expense               $38,331   $32,051   $28,710

In August 1993, the Omnibus Budget Reconciliation Act of 1993 was enacted. This law increased the Company's top marginal tax rate to 35% from 34% retroactive to January 1, 1993. The effect of this change in tax rates on the Company's consolidated financial statements was not material.

The components of deferred federal income taxes are as follows:

                                                              December 31,
                                                            1995         1994

Deferred tax assets:
  Policy liabilities                                    $ (140,971)  $ (127,558)
  Excess of tax over book bases - investments                 -         (69,039)
  Guaranty association fees                                 (7,679)      (8,642)
  Net operating loss carryforward                           (3,041)      (3,573)
  Deferred gain on interest rate swap agreements              (312)      (1,964)
  Other                                                     (1,039)      (3,914)
      Total deferred tax assets                           (153,042)    (214,690)

Deferred tax liabilities:
  Excess book over tax basis - investments                 130,530         -
  Deferred policy acquisition costs                         44,468      137,909
  Value of insurance inforce and intangibles                 7,152       34,420
  Deferred loss on interest rate swap agreements             3,715         -
      Total deferred tax liabilities                       185,865      172,329

      Net deferred federal income tax liability (asset)  $  32,823   $  (42,361)

The Company believes that is more likely than not that the Company will realize the benefits of the total deferred tax assets and, accordingly, believes that a valuation allowance with respect to the realization of the total deferred tax assets is not necessary. While there are no assurances that this benefit will be realized, the Company expects that the net deductible amounts will be recoverable through the reversal of taxable temporary differences, taxes paid in the carryback period, tax planning strategies, and future expectations of taxable income.

As of December 31, 1995 and 1994, the Company had approximately $8,688 and $10,208 respectively, of net operating loss carryforwards relating to Independence Life's operations prior to the acquisition by the Company. These operating loss carryforwards are limited to use against future taxable profits of Independence Life and expire through 2006.

Income taxes paid were $44,694, $28,811, and $17,722 for the years ended December 31, 1995, 1994 and 1993, respectively.

(9)   Statutory Information and Dividend Restrictions

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ from GAAP. In converting to GAAP, adjustments to the Company's statutory amounts include: the deferral and amortization of the costs of acquiring new policies, such as


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commissions and other issue costs; the deferral of federal income taxes; the recognition as revenues of premiums for investment-type products for statutory purposes but as deposits to policyholders' accounts under GAAP. In addition, different assumptions are used in calculating policyholder liabilities, different methods are used for calculating valuation allowances for statutory and GAAP purposes, and the Company's realized gains and losses on fixed income investments due to interest rate changes are not deferred for GAAP. Statutory surplus and statutory net income are presented below:

                                              Year Ended December 31,
                                            1995       1994       1993

Statutory surplus                        $ 535,179  $ 546,440  $ 517,181
Statutory net income                        25,689     24,871     65,315

The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of Rhode Island is subject to restrictions related to statutory surplus and statutory net gains from operations. As of December 31, 1995, such restriction would limit dividends to approximately $34,604. The Company has not paid dividends since the acquisition by Liberty Mutual.

(10) Transactions with Affiliated Companies

As of December 31, 1995 and 1994, the Company had $39,500 and $87,000, respectively, of commercial real estate loans of affiliated investment partnerships. These mortgages are unconditionally guaranteed by Liberty Mutual.

The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the years ended December 31, 1995, 1994 and 1993. These reimbursements included corporate general and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $7,626, $7,345 and $7,444 for the years ended December 31, 1995, 1994 and 1993, respectively.

During 1993 the Company received a $75,000 capital contribution from Liberty Financial.

(11) Commitments and Contingencies

The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2001. Rental expense amounted to $3,221, $3,011 and $3,042 for the years ended December 31, 1995, 1994 and 1993, respectively. For each of the next five years, and in the aggregate, as of December 31, 1995, the following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year:

          1996                                    $ 3,211
          1997                                      2,641
          1998                                      2,491
          1999                                      2,347
          2000                                      2,310
          Thereafter                                2,308

          Total minimum future rental payments    $15,308


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Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years. In 1995, 1994 and 1993, the Company was assessed $8,143, $7,674 and $7,314, respectively. During 1995, 1994 and 1993, the Company recorded $2,000, $7,200, and $3,714, respectively, of provisions for state guaranty fund association expenses.

Based on information recently provided by the industry association with respect to aggregate assessments related to known insolvencies, the range of future assessments with respect to known insolvencies is estimated by the Company to be between $16,500 and $25,500, taking into account the industry association information as well as the Company's own estimate of its potential share of such aggregate assessments. At December 31, 1995 and 1994, the reserve for such assessments was $21,940 and $24,688, respectively.

The Company is contingently liable for certain structured settlements written by a subsidiary of Liberty Mutual and assigned to Keyport Life. The Company guarantees to the policyholder payment in the event of nonperformance. The loss contingency related to the structured settlements is approximately $160,000. In the opinion of management, the likelihood of loss is remote.

The Company is involved, from time to time, in litigation incidental to its business. In the opinion of management, the resolution of such litigation is not expected to have a material adverse effect on the Company's financial condition.